UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 31, 2019

SCHOOL SPECIALTY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24385	39-0971239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

W6316 Design Drive Greenville, Wisconsin 54942
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (920) 734-5712

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

On December 31, 2019, and effective as of December 27, 2019, School Specialty, Inc. (the “Company”) issued a Warrant to Purchase Common Stock (the “Warrant”) to TCW Asset Management Company LLC (“TCW”), to purchase up to an aggregate of 1,559,674 shares (the “Warrant Shares”) of the Company’s common stock, par value $0.001 per share, in connection with the parties’ entry in the Fifth Amendment, dated November 22, 2019, to the Loan Agreement, dated April 7, 2017.  The Warrant was earned in full and vested immediately on the date of issuance, but is not exercisable until the Earliest Exercise Date, which is the later of (1) the Outside Date (January 31, 2020, or March 31, 2020 if a Specified Unsecured Prepetition Debt Satisfaction Event has occurred prior to January 31, 2020); and (2) the day immediately following the expiration of the applicable 10-day period beginning on the date of the consummation of a merger or sale of all or substantially all of the assets or the equity interests and Full Payment of the Obligations.  If TCW exercises in the event of an acquisition of the Company (as further defined in the Warrant, an “Exercise Upon Acquisition”), prior to the date described in (1) and (2) above in the immediately preceding sentence, then the Earliest Exercise Date will be the date of such Exercise Upon Acquisition. On the Earliest Exercise Date, TCW may acquire the Warrant Shares at an exercise price of $0.01 per Share, subject to TCW’s Cashless Exercise Right.  The right to purchase the Warrant Shares expires on December 27, 2022.

The issuance of the Warrant and the Warrant Shares has not been registered under the Securities Act of 1933 (the “Securities Act”) or under any state securities law.  The Company believes that the transaction is exempt from registration pursuant to Section 4(a)(2) of the Securities Act.  TCW acknowledged its intention to acquire the Warrant and Warrant Shares for investment only and not with a view toward their distribution, and appropriate legends will be affixed to the Warrant and Warrant Shares.

The foregoing description of the Warrant is qualified in its entirety by reference to the full text of the Warrant, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

	Exhibit No.	Description

	4.1	Warrant to Purchase Common Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHOOL SPECIALTY, INC.

Dated: January 7, 2020	By: /s/ Kevin L. Baehler
Kevin L. Baehler Executive Vice President and Chief Financial Officer